Exhibit 99.3

FIRST AMENDMENT

DATED AS OF MAY28, 2010

TO THE

GUARANTEE AND COLLATERAL AGREEMENT

DATED AS OF SEPTEMBER 22, 2009

AMONG

MXENERGY HOLDINGS INC.,

MXENERGY ELECTRIC INC.,

MXENERGY INC.,

AND

THE OTHER PARTIES THERETO,

AS GRANTORS,

AND

SEMPRA ENERGY TRADING LLC,

AS SECURED PARTY

FIRST AMENDMENT dated as of May 28, 2010 (this “First Amendment”) to the GUARANTEE AND COLLATERAL AGREEMENT, dated as of September 22, 2009 (as amended, supplemented or otherwise modified as of the date hereof, the “Guarantee and Collateral Agreement”), among MX ENERGY HOLDINGS INC., a Delaware corporation (“Holdings”), MXENERGY ELECTRIC INC., a Delaware corporation (“MX Electric”), MXENERGY INC., a Delaware corporation (“MX Energy” and, together with MX Electric, collectively, the “MX Companies” and, individually, each a “MX Company”), and each Subsidiary of Holdings listed on Schedule 1 hereto (together with Holdings, the MX Companies and any other Person that becomes a party hereto as provided herein, collectively, the “Grantors”), and Sempra Energy Trading LLC, a Delaware limited liability company (“Sempra”).

W I T N E S S E T H :

WHEREAS, Grantors and Sempra are parties to the Guarantee and Collateral Agreement; and

WHEREAS, Grantors and Sempra wish to amend the Guarantee and Collateral Agreement on the terms and conditions provided for herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS AND INTERPRETATION

SECTION 1.1            Definitions and Interpretation.

(a)                                  All capitalized terms used herein which are not otherwise specifically defined herein shall have the respective meaning as ascribed thereto in the Guarantee and Collateral Agreement.

(b)                                 Unless otherwise expressly indicated, all references contained herein to Sections or other subdivisions, Schedules, Annexes or Exhibits refer to the corresponding Sections and other subdivisions, Schedules, Annexes or Exhibits of the Guarantee and Collateral Agreement.

(c)                                  The sections and the headings in the sections in this First Amendment are for convenience only.  Said sections and headings shall not be deemed to be part of this First Amendment and in no way define, limit, extend or describe the scope or intent of its provisions.

ARTICLE II
AMENDMENTS

SECTION 2.1            Amendment to Schedule 3.  Schedule 3 of the Guarantee and Collateral Agreement is hereby amended by (i) adding the word “Accounts” at the end of clause (a) of

Section 3 thereof and (ii) adding the following new clauses (d) and (e) at the end of Section 3 thereof:

“(d)                           Citi Control Agreements for Lockbox Accounts

(e)                                  Citi Control Agreements for Operating Account”

SECTION 2.2            Amendments to Schedule 6.  Schedule 6 of the Guarantee and Collateral Agreement is hereby amended by deleting the text thereof and inserting in lieu thereof Schedule 6 attached hereto.

ARTICLE III
MISCELLANEOUS

SECTION 3.1            Guarantee and Collateral Agreement.  Except as amended by this First Amendment, the Guarantee and Collateral Agreement shall remain in full force and effect in accordance with its terms.  This First Amendment shall be deemed to be part of the Guarantee and Collateral Agreement.

SECTION 3.2            References to Guarantee and Collateral Agreement.  Whenever in any certificate, letter, notice or other instrument reference is made to the Guarantee and Collateral Agreement, such reference without more shall include reference to this First Amendment.

SECTION 3.3            Legal, Valid and Binding Obligation.  Each party hereto hereby represents and warrants that this First Amendment is a legal, valid and binding obligation of such party and is enforceable against such party in accordance with its terms.

SECTION 3.4            Confirmation and Reaffirmation of ISDA Documents.  Each Grantor does hereby (a) consent and acknowledge and agree to the transactions described in this First Amendment and (b) after giving effect to this First Amendment, (i) ratify and confirm each ISDA Document to which it is a party and (ii) confirm and agree that each such ISDA Document is, and shall continue to be, in full force and effect; provided that each reference to the Guarantee and Collateral Agreement therein and in each of the other ISDA Documents shall be deemed to be a reference to the Guarantee and Collateral Agreement after giving effect to this First Amendment.

SECTION 3.5            Condition to Effectiveness.  This First Amendment shall become effective as of the date set forth above upon receipt by each of the parties hereto of counterparts of this First Amendment executed by each other party hereto.

SECTION 3.6            No Other Amendments/Waivers.  Except as expressly amended herein, the Guarantee and Collateral Agreement and the other ISDA Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.  In addition, except as expressly set forth herein, this First Amendment shall not be deemed a waiver of any term or condition of any ISDA Document and shall not be deemed to prejudice any right or rights which any Grantor may now have or may have in the future under or in connection with any ISDA Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

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SECTION 3.7            Counterparts.  This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Any executed counterpart delivered by facsimile or electronic transmission shall be effective as an original for all purposes hereof.

SECTION 3.8            GOVERNING LAW.  THIS FIRST AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE, OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.  THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT IN ANY WAY APPLY TO, OR GOVERN, THIS FIRST AMENDMENT.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their duly authorized officers as of the date first written above.

MXENERGY HOLDINGS INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY ELECTRIC INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

SEMPRA ENERGY TRADING LLC, as Secured Party

By:	/s/ Wendy Lewis
Name: Wendy Lewis
Title: EVP

[Signature Page to First Amendment to Guarantee and Collateral Agreement]

Acknowledged and Agreed:

ONLINECHOICE, INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY GAS CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY ELECTRIC CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY GAS CAPITAL CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY ELECTRIC CAPITAL CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

[Signature Page to First Amendment to Guarantee and Collateral Agreement]

MXENERGY CAPITAL HOLDINGS CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

INFOMETER.COM INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY CAPITAL CORP.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

MXENERGY SERVICES INC.

By:	/s/ Chaitu Parikh
Name: Chaitu Parikh
Title: EVP and CFO

[Signature Page to First Amendment to Guarantee and Collateral Agreement]

Schedule 6

DEPOSIT ACCOUNTS

Financial Institution	Account Number	Account Name:
Wachovia Bank	2000008695512	MxEnergy Inc.
	2000001122095	MxEnergy Inc.
	2000008695525	MxEnergy Electric Inc.
	2000011662367	OnlineChoice Inc.
	2000018007530	MxEnergy Inc.
	2000030372683	MxEnergy Electric Inc.
	2000030372793	MxEnergy Inc.
	2079961065281	MxEnergy Inc.
Huntington Bank	0189-2398262	MxEnergy Inc.
	0189-2476728	MxEnergy Electric Inc.
Citibank	22416285	MxEnergy Inc.
	1255313302	MxEnergy Inc.
	1255313345	MxEnergy Electric Inc.
	1255313396	OnlineChoice Inc.
	1255313281	MxEnergy Inc.
	1255313353	MxEnergy Electric Inc.
	1255313329	MxEnergy Inc.
	1255313273	MxEnergy Inc.
Societe Generale	00193852	MxEnergy Inc.
	199508	MxEnergy Inc.
Morgan Stanley	798-011175-032	MxEnergy Holdings Inc.

Account Contact Information:

Citibank	Morgan Stanley
Cathleen Merendino 750 Washington Blvd Stamford, CT 06901 Telephone: 203-975-5047 Fax: 203-975-6086 Cathleen.merendino@citi.com	Josh Reid 200 Westchester Ave Purchase, NY 10057 Telephone: 914-225-0488 Joshua.reid@morganstanley.com

Wachovia Bank

Steve Markunas

123 South Broad St

Philadelphia, PA

Telephone: 215-670-6637

Fax: 215-670-6647

Steven.markunas@wachovia.com

The Huntington National Bank
Bob Sega
41 S. High St (HC0810)
Columbus, OH  43215
Telephone: 614-480-4751
Fax: 614-480-4751